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                                                                    EXHIBIT 99.2

        UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF EARNINGS

The unaudited pro forma combined consolidated statements of earnings for the year ended January 31, 2004 and for the three months ended May 1, 2004 combine the historical Genesco Inc. and Hat World Corporation statements of earnings as if the acquisition of Hat World Corporation, which occurred on April 1, 2004, had been completed on February 2, 2003, the first day of the fiscal year ended January 31, 2004.

The pro forma adjustments reflecting the Hat World Corporation acquisition are based on the purchase method of accounting, available financial information, and certain estimates and assumptions set forth in the notes to the Unaudited Pro Forma Combined Consolidated Statements of Earnings. The pro forma adjustments do not reflect any operating efficiencies or additional costs that may result with respect to the combined business of Genesco Inc. and Hat World Corporation.

The unaudited pro forma combined consolidated statements of earnings for the year ended January 31, 2004 and for the three months ended May 1, 2004 do not purport to represent what the actual results of operations of the combined businesses would have been if the acquisition of Hat World Corporation had occurred on the date indicated in these pro forma combined consolidated statements of earnings nor does this information purport to project the results for any future periods. The unaudited pro forma condensed combined statements of earnings and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Genesco Inc. included in Genesco's Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the historical financial statements of Hat World Corporation included herein.

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Genesco Inc. and Subsidiaries
Unaudited Pro Forma Combined Consolidated Statements of Earnings
Year Ended January 31, 2004
In Thousands, except per share amounts

                                                            As Reported      Hat World         Pro Forma               Pro Forma
                                                           Per Form 10-K    Corporation       Adjustments              Combined
                                                           -------------    -----------       -----------             ----------
Net sales                                                    $ 837,379       $ 199,419                                $1,036,798

Cost of sales                                                  448,601          92,738                                   541,339

Selling and administrative expenses                            332,674          87,734        $    2,315 (1)(2)          422,723

Restructuring and other charges,net                                901               0                                       901

                                                             ---------       ---------        ----------              ----------
Earnings from operations                                        55,203          18,947            (2,315)                 71,835
                                                             ---------       ---------        ----------              ----------
Loss on early retirement of debt                                 2,581                                                     2,581
Interest expense, net:

  Interest expense                                               7,902           1,269             4,267   (3)            13,438
  Interest income                                                 (613)             (1)              497   (4)              (117)
                                                             ---------       ---------        ----------              ----------
Total interest expense, net                                      7,289           1,268             4,764                  13,321
                                                             ---------       ---------        ----------              ----------

Pretax earnings                                                 45,333          17,679            (7,079)                 55,933

Income taxes                                                    15,715           6,865            (2,628)  (5)            19,952

                                                             ---------       ---------        ----------              ----------
Earnings from continuing operations                             29,618          10,814            (4,451)                 35,981
                                                             ---------       ---------        ----------              ----------

Discontinued Operations:
   Provision for Future Losses                                    (888)              0                 0                    (888)

                                                             ---------       ---------        ----------              ----------
Net earnings                                                 $  28,730       $  10,814        $   (4,451)             $   35,093
                                                             =========       =========        ==========              ==========

Basic earnings per common share:
Continuing Operations                                        $    1.35                                                $     1.64
Net Earnings                                                 $    1.31                                                $     1.60

Diluted earnings per common share:
Continuing Operations                                        $    1.33                                                $     1.62
Net Earnings                                                 $    1.29                                                $     1.58

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Genesco Inc. and Subsidiaries
Unaudited Pro Forma Combined Consolidated Statements of Earnings
Three Months Ended May 1, 2004
In Thousands, except per share amounts

                                                                            Two Months Ended
                                                    As Reported              March 31, 2004            Pro Forma        Pro Forma
                                                   Per Form 10-Q         Hat World Corporation        Adjustments        Combined
                                                   -------------         ---------------------        -----------       ---------
Net sales                                            $ 225,526                  $ 32,961                                 $258,487

Cost of sales                                          114,848                    14,971                                  129,819

Selling and administrative expenses                     99,230                    17,715 (6)            $   386 (1)(2)    117,331

Restructuring and other charges,net                        146                         0                                      146

                                                     ---------                  --------                -------          --------
Earnings from operations                                11,302                       275                   (386)           11,191
                                                     ---------                  --------                -------          --------

Interest expense, net:

  Interest expense                                       2,035                       131                    684  (3)        2,850

  Interest income                                         (153)                                             116  (4)          (37)
                                                     ---------                  --------                -------          --------
Total interest expense, net                              1,882                       131                    800             2,813
                                                     ---------                  --------                -------          --------

Pretax earnings                                          9,420                       144                 (1,186)            8,378

Income taxes                                             3,596                       858                   (450) (5)        4,004
                                                     ---------                  --------                -------          --------
Net earnings (loss)                                  $   5,824                  $   (714)               $  (736)         $  4,374
                                                     =========                  ========                =======          ========

Basic net earnings per common share                  $    0.26                                                           $   0.20
Diluted net earnings per common share                $    0.26                                                           $   0.19

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                                  GENESCO INC.

    Notes to Unaudited Pro Forma Combined Consolidated Statements of Earnings

(1) Additional rent from lease write-up of $2,170,000 and $362,000 for the periods ended January 31, 2004 and May 1, 2004, respectively.

(2) Amortization of customer list of $145,000 and $24,000 for the periods ended January 31, 2004 and May 1, 2004, respectively.

(3) Incremental interest expense from the $100.0 million term loan borrowed on April 1, 2004 to fund the acquisition including amortization of deferred financing fees.

(4) Decrease in interest income from the use of $67.5 million in cash on hand to fund the acquisition.

(5) Adjustment to income taxes using the incremental tax rates of 37.12% and 37.94% for the periods ended January 31, 2004 and May 1, 2004, respectively.

(6)   Includes $2.0 million of non-recurring transaction costs.

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